UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	April 25, 2008
(Date of earliest event reported)	April 25, 2008

Old Second Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-10537	36-3143493
(Commission File Number)	(I.R.S. Employer Identification Number)

37 South River Street, Aurora, Illinois	60507
(Address of principal executive offices)	(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

                                          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

                                                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
                                                                        Act (17 CFR 240.14d-2(b))

                                                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                                                                        Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On April 25, 2008, Old Second Bancorp, Inc. issued a press release announcing its earnings for the first fiscal quarter ended March 31, 2008. The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

                                                (d) Exhibits

                                                99.1 Press release dated April 25, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: April 25, 2008	By:	/s/ J. Douglas Cheatham
J. Douglas Cheatham
Executive Vice President
and Chief Financial Officer